UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2018

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether either registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2018, Equity Residential (the “Company”) announced that David S. Santee, 58, its Executive Vice President and Chief Operating Officer since 2013, will step down from his role as Chief Operating Officer on June 30, 2018 (the “Transition Date”), and retire from the Company by year-end. The Company also announced that Mr. Santee will be succeeded as Chief Operating Officer by Michael L. Manelis, currently Executive Vice President – Property Operations, effective July 1, 2018. From the Transition Date through his retirement, Mr. Santee shall serve as Executive Vice President – Property Operations, reporting directly to the Chief Executive Officer and assisting in the transition of his responsibilities to Mr. Manelis.

Mr. Manelis, 49, who has been Executive Vice President – Property Operations since 2017, joined the Company’s property management team in 1999 and over the ensuing 19 years has developed extensive experience in all aspects of multifamily real estate operations, including revenue management, expense management, marketing and branding, real estate tax, IT initiatives and facilities services.

Pursuant to a Retirement Agreement entered into between Mr. Santee and the Company on February 28, 2018, Mr. Santee will be eligible to receive a cash bonus and equity grant in early 2019 for his 2018 service, determined by the Company’s Board of Trustees at the same time and in the same manner as for the Company’s other executive officers. Mr. Santee will also be entitled to certain retirement benefits under the “Rule of 70” as previously disclosed in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on April 27, 2017. No severance will be payable to Mr. Santee in connection with his retirement.

ITEM 9.01 Financial Statements and Exhibits.

99.1	Press Release dated March 1, 2018, announcing the planned year-end retirement of David S. Santee, Executive Vice President and Chief Operating Officer and appointment of Michael L. Manelis as Mr. Santee’s successor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: March 1, 2018	By:	/s/ Scott J. Fenster
	Name:	Scott J. Fenster
	Its:	Executive Vice President, General Counsel & Corporate Secretary

ERP OPERATING LIMITED PARTNERSHIP By: Equity Residential, its general partner

Date: March 1, 2018	By:	/s/ Scott J. Fenster
	Name:	Scott J. Fenster
	Its:	Executive Vice President, General Counsel & Corporate Secretary